THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND NEITHER THIS WARRANT NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS WARRANT REPRESENTS THAT IT IS ACQUIRING THIS WARRANT FOR INVESTMENT AND AGREES TO COMPLY IN ALL RESPECTS WITH ANY APPLICABLE STATE SECURITIES LAWS COVERING THE PURCHASE OF THIS WARRANT AND RESTRICTING ITS TRANSFER, COPIES OF WHICH MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS WARRANT TO THE SECRETARY OF THIS COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE AT 425 MADISON AVENUE, SUITE 605, NEW YORK, NEW YORK 10017.



                                                  Dated:  As of February 9, 1996



                                     WARRANT



                To purchase up to 100,000 Shares of Common Stock



                     THE GREAT AMERICAN BACKRUB STORE, INC.



                            Expiring January 31, 1997


         THIS IS TO CERTIFY THAT, for value received, INVESTORS ASSOCIATES, INC. or registered assigns (the "Holder"), is entitled, subject to certain conditions set forth in Section 1.01 hereof, to purchase from THE GREAT AMERICAN BACKRUB STORE, INC., a New York corporation (the "Company"), at any time or from time to time after 9:00 a.m., New York City time, on the date hereof and prior to 5:00 p.m. New York City time, on January 31, 1997, at the Company's principal executive office, at the Exercise Price (as hereinafter defined), up to the number of shares of Common Stock, $.001 par value per share (the "Common Stock"), of the Company shown above, all subject to adjustment and upon the terms and conditions as hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described.

         Certain terms used in this Warrant are defined in Article IV hereof.



                                    ARTICLE I

                               METHOD OF EXERCISE

         1.01. METHOD OF EXERCISE. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, at the Company's principal executive office (a) this Warrant, (b) a written notice of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, but in no event less than 10,000 shares, the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered, and (c) payment of the Exercise Price with respect to such shares. Such payment may be made, at the option of the Holder, in cash, by certified or bank cashier's check, money order or wire transfer, or in any other manner consented to in writing by the Company, or any combination thereof.

         The Company shall, as promptly as practicable after receipt of the items required by the previous paragraph, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice or, if such notice shall not specify denominations, in denominations of 10,000 shares each, and shall be issued in the name of the Holder or such other name as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or Holders or any other person so designated to be named therein shall be deemed for all purposes to have become a Holder of record of such shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the right to purchase the remaining shares of Common Stock called for by this Warrant which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notations may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new
Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes, if any, payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

         1.02. SHARES TO BE FULLY PAID AND NONASSESSABLE. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.

         1.03. NO FRACTIONAL SHARES TO BE ISSUED. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fractions of a share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional share the Company shall pay to the holder, in cash, an amount equal to the same fraction of the Market Price per share of Common Stock for the Trading Day immediately prior to the date of such exercise.

         1.04. SHARE LEGEND. Each certificate for shares of Common Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Act, shall bear the following legend:



               THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND NEITHER SUCH SHARES OF THE COMMON STOCK NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF SUCH SHARES OF COMMON STOCK REPRESENTS THAT IT IS ACQUIRING THIS COMMON STOCK FOR INVESTMENT AND AGREES TO COMPLY IN ALL RESPECTS WITH ANY APPLICABLE STATE SECURITIES LAWS, AND THE WARRANT RELATING TO THIS COMMON STOCK ISSUED PURSUANT TO SUCH WARRANT, COVERING THE PURCHASE OF THIS COMMON STOCK AND RESTRICTING THEIR TRANSFER, COPIES OF WHICH MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THIS COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE AT 425 MADISON AVENUE, SUITE 605, NEW YORK, NEW YORK 10017.


         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act) shall also bear such legend unless, in the opinion of counsel reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Act.


                                   ARTICLE II


                      EXCHANGES, TRANSFERS AND REPLACEMENTS

         2.01. EXCHANGE AND REGISTRATION OR TRANSFER OF WARRANTS. Provided, in the opinion of counsel acceptable to the Company, the following is permitted under the Act, the holder of this Warrant may, at its option, surrender this Warrant at the principal executive office of the Company and receive in exchange therefor a Warrant or Warrants, each for 10,000 shares of Common Stock or an integral multiple thereof, for the same aggregate number of shares of Common Stock as the Warrant or Warrants so surrendered for exchange and registered to such person or persons as may be designated by such holder.

         This Warrant may be divided upon presentation hereof at the principal executive office of the Company, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the holder hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with this Section 2.01 as to any transfer which may be involved in the division, the Company shall execute and deliver a new Warrant or Warrants to be divided in accordance with such notice.

         The Company shall keep, at said principal office, a register in which, subject to such reasonable regulations as it may prescribe, the Company shall register or cause to be registered Warrants and shall register or cause to be registered the transfer of the Warrants as provided in this Section 2.01. Such register shall be in written form. Upon due presentment for registration of transfer of any Warrants at such office, the Company shall execute and register or cause to be registered and deliver in the name of the transferee or transferees a new Warrant or Warrants for an equal aggregate number of Shares.

         The Company shall pay any tax or other governmental charge that may be imposed in connection with any exchange of Warrants not involving a transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with a transfer of Warrants.

         2.02. LOSS, THEFT OR DESTRUCTION OF WARRANT CERTIFICATES. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.


                                   ARTICLE III

                             ANTIDILUTION PROVISIONS

         3.01 ADJUSTMENTS GENERALLY. The Exercise Price and the number of shares of Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Article III.

         3.02 COMMON STOCK REORGANIZATION. If the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then (a) the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (b) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares then outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.

         3.03 SPECIAL DIVIDENDS. If the Company shall issue or distribute to all or substantially all holders of shares of Common Stock evidences of indebtedness, any other securities of the Company, or any cash, property or other assets, and if such issuance or distribution does not constitute a cash dividend or distribution out of surplus or net profits legally available therefor, or a Common Stock Reorganization (any such nonexcluded event being herein called a "Special Dividend"), the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Special Dividend, to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Market Price per share of Common Stock on such record date less the then fair market value (as reasonably determined in good faith by the Board of Directors of the Company) of the evidences of indebtedness, securities or property or other assets issued or distributed in such Special Dividend with respect to one share of Common Stock, and the denominator of which shall be the Market Price per share of Common Stock on such record date.

         3.04 CAPITAL REORGANIZATIONS. If there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization or a change in par value) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety (any such event being called a "Capital Reorganization"), then effective upon the effective date of such Capital Reorganization, the Holder shall have the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including in cash) which the Holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised immediately prior to such Capital Reorganization. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to each Warrantholder an agreement as to the Warrantholders' rights in accordance with this Section 3.04, providing for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Article III. The provisions of this Section
3.04 shall similarly apply to successive Capital Reorganizations.

         3.05. CERTAIN OTHER EVENTS. If any event occurs as to which the foregoing provisions of this Article III are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company, fairly protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock subject to purchase upon exercise of this Warrant.

         3.06. ADJUSTMENT RULES. (a) Any adjustments pursuant to this Article III shall be made successively whenever an event referred to therein shall occur.

         (b) If the Company shall set a record date to determine the holders of shares of Common Stock for purposes of a Common Stock Reorganization or Capital Reorganization, and shall legally abandon such action prior to effecting such action, then no adjustment shall be made pursuant to this Article III in respect of such action.

         (c) All calculations under this Article III shall be made to the nearest cent or to the nearest one hundredth (1/100th) of a share, as the case may be. Notwithstanding any provision of this Article III to the contrary, no adjustment in the Exercise Price shall be made if the amount of such adjustment would be less than $0.05, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.05 or more.

         (d) In any case in which the provisions of this Article III shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount of cash in lieu of a fractional share of Common Stock pursuant to Section 1.03; provided that the Company upon request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's rights to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

         3.07 PROCEEDINGS PRIOR TO ANY ACTION REQUIRING ADJUSTMENT. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Article III, the Company shall take any action which may be necessary in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the holders of Warrants are entitled to receive upon exercise thereof.

         3.08 STATEMENT REGARDING ADJUSTMENT. Whenever the Exercise Price or the number of shares received upon exercise of the Warrants shall be adjusted as provided in Article III, the Company shall forthwith file, at the office of any transfer agent for the Warrants and at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Exercise Price and the number of shares received upon exercise of the Warrants that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of Warrants, at its address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 3.09. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

         3.09 NOTICE TO HOLDERS. In the event the Company shall propose to take any action of the type described in Article III (but only if the action of the type described in Article III would result in an adjustment in the Exercise Price or the number of shares received upon exercise of the Warrants), the Company shall give notice to each Warrantholder in the manner set forth in this
Section 3.09, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of the Warrants. In the case of any action which would require the fixing of a record date, such notice shall be given at least 5 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 10 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

                                   ARTICLE IV

                                   DEFINITIONS

         The following terms, as used in this Warrant, have the following respective meanings:

         "Act" means the Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

         "Capital  Reorganization"  shall have the  meaning set forth in Section
3.04 hereof.

         "Closing Price" on any day means (a) if the Common Stock is listed or admitted for trading on a national securities exchange, the reported last sales price or, if no such reported sale occurs on such day, the average of the closing bid and asked prices on such day, in each case on the principal national securities exchange on which the Common Stock is listed or admitted to trading,
(b) if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market on such day as reported by NASDAQ or any comparable system or, if not so reported, as reported by any New York Stock Exchange member firm selected by the Company for such purpose or (c) if no such quotations are available on such day, the fair market value of one share of Common Stock on such day as determined in good faith by the Board of Directors of the Company.

         "Common Stock" shall have the meaning set forth in the first paragraph of this Warrant, subject to adjustment pursuant to Article III.

         "Common  Stock  Reorganization"  shall  have the  meaning  set forth in
Section 3.02 hereof.

         "Company" shall have the meaning set forth in the first paragraph of this Warrant.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any similar or successor Federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

         "Exercise Price" means $1.00 per share of Common Stock, subject to adjustment pursuant to Article III hereof.

         "Holder" shall have the meaning set forth in the first paragraph of this Warrant and "Holders" shall include any and all successors and assigns of the initial Holder with respect to this Warrant.

         "Market Price" on any day means the average of the daily Closing Prices of a share of Common Stock for the 20 consecutive Trading Days ending on the most recent Trading Day for which a closing price is available and if the Common Stock is not then publicly traded Market Price shall be determined in good faith by the Board of Directors of the Company.

         "NASD" means The National Association of Securities Dealers, Inc.

         "NASDAQ" means The National Association of Securities Dealers, Inc. Automated Quotation System.

         "Registrable Securities" means 100% of the number of shares of the Company's Common Stock issuable upon exercise of this Warrant.

         "Trading Day" means (a) if the Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for business or (b) if the Common Stock is not so listed or admitted to trading, a day on which any New York Stock Exchange member firm is open for business.

         "Warrantholder" means a holder of a Warrant.

         "Warrant" and "Warrants" shall mean this warrant and any warrants into which this warrant may be divided in accordance with Section 2.01.

         "Warrant Common Stock" means the Common Stock issued upon the exercise of the Warrant.


                                    ARTICLE V

                     REDEMPTION AND CANCELLATION OF WARRANTS

         5.01 REDEMPTION OF WARRANTS. The Warrants are not redeemable by the Company and the Company has no rights to purchase or otherwise acquire the Warrants.

         5.02 CANCELLATION OF WARRANTS. The Company shall cancel any Warrant surrendered for transfer, exchange or exercise.


                                   ARTICLE VI

                               REGISTRATION RIGHTS

         6.01 REGISTRATION RIGHTS. If the Company files a registration statement to register any of its securities under the Act (other than a Form S-8, Form S-4 or comparable registration statement) prior to February 9, 1998, the Company shall:

         (a) promptly (but not less than ten days prior to the filing of any registration statement) give written notice thereof (which shall include a list of the jurisdictions, if any, in which the Company intends to register or qualify such securities under the applicable blue sky or other state securities laws) to each Holder and each holder of Warrant Common Stock. The notice shall offer to include in such filing the aggregate number of shares of Warrant Common Stock as each holder may request;

         (b) If a holder desires to have shares of Warrant Common Stock registered under this Section 6.01, such holder shall advise the Company in writing within five days after the date of receipt of such offer from the Company, setting forth the amount of such Warrant Common Stock for which registration is requested. The Company shall thereupon include in such filing the number of shares of Warrant Common Stock for which registration is so requested, subject to the following: in the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, the Company shall not be required to include any of the Warrant Common Stock in such underwriting unless the holder agrees to accept the offering on the same terms and conditions as the shares of common stock, if any, being sold through underwriters under such registration; provided, however, that (i) if the managing underwriter determines and advises the Company in writing that the inclusion of all Warrant Common Stock proposed to be included by the holders in the underwritten public offering and other issued and outstanding shares of Common Stock proposed to be included therein by persons other than the holders and the Company (the "Other Shares") would jeopardize the success of the Company's offering, then the Company shall be required to include in the offering (in addition to the number of shares to be sold by the Company) only that number of shares of Warrant Common Stock that the managing underwriter believes will not jeopardize the success of the Company's offering; and (ii) in each case all shares of common stock owned by the holders which are not included in the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed one hundred twenty calendar days, which the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering. In the event the Company chooses a registration form which limits the size of the offering either in terms of the number of shares or dollar amount, the Company shall not be required to include in the offering (in addition to the number of shares to be sold by the Company) shares of Warrant Common Stock which would exceed such limits.

         6.02 EXPENSES. The Company shall bear all of its expenses in connection with such registration, qualification and compliance under this Article VI, including, without limitation, all registration and filing fees, printing expenses and fees and disbursements of the Company's counsel and expenses of any audits incident to or required by any such registration, qualification and compliance, provided, that the Company shall not, in any event, be required to bear the cost of any Holder's counsel or commissions and compensation paid, and concessions and discounts allowed to, underwriters, dealers, brokers or others performing similar functions in connection with the sale and distribution of the Warrant Common Stock sold by any holders thereof.

         6.03 INDEMNIFICATION. (a) If Registrable Securities are included in a Registration Statement, the Company will indemnify each Holder and each holder of Warrant Common Stock against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any registration, qualification or compliance, and will reimburse each Holder and each holder of Warrant Common Stock for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by a Holder or a holder of Warrant Common Stock specifically for use therein.

         (b) Each party entitled to indemnification under this Section 6.03 (sometimes referred to as the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that unless such failure materially and adversely affects the rights or abilities of the Indemnifying Party to defend such action, the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6.03. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. If any such Indemnified Party shall have reasonably concluded that there may be one or more legal defenses available to such Indemnified Party which is different from or additional to those available to the Indemnifying Party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 6.03, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and such Indemnifying Party shall reimburse such Indemnified Party for that portion of the fees and expenses of one counsel retained by the Indemnified Party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 6.03.

         (c) If the indemnification provided for in this Section 6.03 shall for any reason be unenforceable by an indemnified party, although otherwise available in accordance with its terms, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses with respect to which such indemnified party has claimed indemnification, in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The Company and each Holder agree that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by any other method of allocation which does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         6.04 INFORMATION BY THE INVESTOR. Each Holder and each holder of Warrant Common Stock shall furnish in writing to the Company such information regarding such person and the distribution proposed by such person as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article VI.

         6.05 NOTIFICATION; CONTINUATION OF EFFECTIVENESS. In the case of a registration, qualification and compliance pursuant to this Article VI, the Company will keep all Holders and all holders of Warrant Common Stock promptly advised in writing as to the initiation of proceedings for such registration, qualification and compliance and as to the completion thereof, and will advise, upon request, of the progress of such proceedings. The Company will, at its expense, keep such registration, qualification and compliance effective, unless otherwise noted herein, for a period of twelve months, or for such longer period as may be required by the Act, by such action as may be necessary or appropriate to permit the sale or distribution of Warrant Common Stock not theretofore sold or distributed including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the registration current and further qualification under any applicable blue sky or other state securities law, all as requested by any Holder or holder of Warrant Common Stock with respect to which such registration is being effected.

         6.06 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted by the Company under this Article VI may be assigned by the Holder to a transferee or assignee of all or less than all the Registrable Securities, provided that such transfer may otherwise be effected in accordance with applicable securities laws and that the Company is given written notice, as provided in Article VI.

         6.07 PROSPECTUSES, ETC. The Company will, at its expense, furnish to each Holder or holder of Warrant Common Stock with respect to which registration has been effected, such number of prospectuses, offering circulars and other documents incident to such registration and related qualification or compliance as such holder from time to time may reasonably request.

         6.08 LISTING ON SECURITIES EXCHANGES, ETC. The Company will, at its expense, list on each national securities exchange, or NASDAQ, on which Common Stock is at the time listed, upon official notice of issuance upon the exercise of the Warrant, and maintain such listing of, all shares of Common Stock from time to time issuable upon the exercise of the Warrant, and when and if required by the Exchange Act will register thereunder all shares of Common Stock from time to time so issuable.

         6.09 UNDERWRITTEN  OFFERINGS.  In the event any registration under this
Article VI is underwritten and the managing underwriter determines that the inclusion of all Registrable Securities that are to be included would materially interfere with the successful completion thereof in the reasonable judgment of such managing underwriter, then the number of Registrable Securities to be included may be reduced at the discretion of such managing underwriter.


                                   ARTICLE VII

                                  MISCELLANEOUS

         7.01 NOTICES. All notices, requests and other communications provided for herein shall be in writing, and shall be deemed to have been made or given when delivered or mailed, first class, postage prepaid, or sent by telex or other telegraphic communications equipment. Such notices and communications shall be addressed:

                  (a)      if to the Company, to
                           425 Madison Avenue, Suite 605
                           New York, New York 10017
                           Attention: President; or

                  (b) if to the Holder, to its address as shown on the registry books maintained pursuant to Section 2.01; or in any of the foregoing cases at such other address as such Person may hereafter specify for such purpose by notice to the other Persons referred to above.

         7.02 WAIVERS; AMENDMENTS. No failure or delay of the Holder in exercising any right, power or privilege, hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof, or any abandonment or discontinuance of steps to enforce such a right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived if, but only if, such amendment, modification or waiver is in writing and is signed by the Company and a majority of the Holders; provided that no amendment, modification or waiver may change the exercise price of (including without limitation any adjustments or any provisions with respect to adjustments, the expiration of or the manner of exercising the Warrants) without the consent in writing of all of the Holders.

         7.03 GOVERNING LAW. This Warrant shall be construed in accordance with and governed by the laws of the State of New York.

         7.05 COVENANTS TO BIND SUCCESSOR AND ASSIGNS. All the covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether or not so expressed.

         7.06 SEVERABILITY. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired in such jurisdiction and shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

         7.07 HEADINGS. The headings used herein are for convenience of reference only and shall not be deemed to be a part of this Warrant.

         7.08 NO RIGHTS AS STOCKHOLDER. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company.

         7.09 PRONOUNS. The pronouns "it" and "its" herein shall be deemed to mean "he" or "his", as the context requires.

         IN WITNESS WHEREOF, The Great American BackRub Store, Inc. has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.



                                  THE GREAT AMERICAN BACKRUB STORE, INC.




                                  By:/s/ William Zanker
                                     -----------------------------------
                                         William Zanker, President



Attest:




/s/ Keith Dee
- ---------------------------
Keith Dee
Secretary

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND NEITHER THIS WARRANT NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS WARRANT REPRESENTS THAT IT IS ACQUIRING THIS WARRANT FOR INVESTMENT AND AGREES TO COMPLY IN ALL RESPECTS WITH ANY APPLICABLE STATE SECURITIES LAWS COVERING THE PURCHASE OF THIS WARRANT AND RESTRICTING ITS TRANSFER, COPIES OF WHICH MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS WARRANT TO THE SECRETARY OF THIS COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE AT 425 MADISON AVENUE, SUITE 605, NEW YORK, NEW YORK 10017.



                                                  Dated:  As of February 9, 1996


                                     WARRANT

                To purchase up to 200,000 Shares of Common Stock

                     THE GREAT AMERICAN BACKRUB STORE, INC.

                            Expiring January 31, 1998

         THIS IS TO CERTIFY THAT, for value received, INVESTORS ASSOCIATES, INC. or registered assigns (the "Holder"), is entitled, subject to certain conditions set forth in Section 1.01 hereof, to purchase from THE GREAT AMERICAN BACKRUB STORE, INC., a New York corporation (the "Company"), at any time or from time to time after 9:00 a.m., New York City time, on the date hereof and prior to 5:00 p.m. New York City time, on January 31, 1998, at the Company's principal executive office, at the Exercise Price (as hereinafter defined), up to the number of shares of Common Stock, $.001 par value per share (the "Common Stock"), of the Company shown above, all subject to adjustment and upon the terms and conditions as hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described.

         Certain terms used in this Warrant are defined in Article IV hereof.

                                    ARTICLE I

                               METHOD OF EXERCISE

         1.01. METHOD OF EXERCISE. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, at the Company's principal executive office (a) this Warrant, (b) a written notice of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, but in no event less than 10,000 shares, the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered, and (c) payment of the Exercise Price with respect to such shares. Such payment may be made, at the option of the Holder, in cash, by certified or bank cashier's check, money order or wire transfer, or in any other manner consented to in writing by the Company, or any combination thereof.

         The Company shall, as promptly as practicable after receipt of the items required by the previous paragraph, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice or, if such notice shall not specify denominations, in denominations of 10,000 shares each, and shall be issued in the name of the Holder or such other name as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or Holders or any other person so designated to be named therein shall be deemed for all purposes to have become a Holder of record of such shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the right to purchase the remaining shares of Common Stock called for by this Warrant which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notations may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes, if any, payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

         1.02. SHARES TO BE FULLY PAID AND NONASSESSABLE. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.

         1.03. NO FRACTIONAL SHARES TO BE ISSUED. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fractions of a share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional share the Company shall pay to the holder, in cash, an amount equal to the same fraction of the Market Price per share of Common Stock for the Trading Day immediately prior to the date of such exercise.

         1.04. SHARE LEGEND. Each certificate for shares of Common Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Act, shall bear the following legend:

               THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND NEITHER SUCH SHARES OF THE COMMON STOCK NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF SUCH SHARES OF COMMON STOCK REPRESENTS THAT IT IS ACQUIRING THIS COMMON STOCK FOR INVESTMENT AND AGREES TO COMPLY IN ALL RESPECTS WITH ANY APPLICABLE STATE SECURITIES LAWS, AND THE WARRANT RELATING TO THIS COMMON STOCK ISSUED PURSUANT TO SUCH WARRANT, COVERING THE PURCHASE OF THIS COMMON STOCK AND RESTRICTING THEIR TRANSFER, COPIES OF WHICH MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THIS COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE AT 425 MADISON AVENUE, SUITE 605, NEW YORK, NEW YORK 10017.

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act) shall also bear such legend unless, in the opinion of counsel reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Act.

                                   ARTICLE II

                      EXCHANGES, TRANSFERS AND REPLACEMENTS

         2.01. EXCHANGE AND REGISTRATION OR TRANSFER OF WARRANTS. Provided, in the opinion of counsel acceptable to the Company, the following is permitted under the Act, the holder of this Warrant may, at its option, surrender this Warrant at the principal executive office of the Company and receive in exchange therefor a Warrant or Warrants, each for 10,000 shares of Common Stock or an integral multiple thereof, for the same aggregate number of shares of Common Stock as the Warrant or Warrants so surrendered for exchange and registered to such person or persons as may be designated by such holder.

         This Warrant may be divided upon presentation hereof at the principal executive office of the Company, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the holder hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with this Section 2.01 as to any transfer which may be involved in the division, the Company shall execute and deliver a new Warrant or Warrants to be divided in accordance with such notice.

         The Company shall keep, at said principal office, a register in which, subject to such reasonable regulations as it may prescribe, the Company shall register or cause to be registered Warrants and shall register or cause to be registered the transfer of the Warrants as provided in this Section 2.01. Such register shall be in written form. Upon due presentment for registration of transfer of any Warrants at such office, the Company shall execute and register or cause to be registered and deliver in the name of the transferee or transferees a new Warrant or Warrants for an equal aggregate number of Shares.

         The Company shall pay any tax or other governmental charge that may be imposed in connection with any exchange of Warrants not involving a transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with a transfer of Warrants.

         2.02. LOSS, THEFT OR DESTRUCTION OF WARRANT CERTIFICATES. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

                                   ARTICLE III

                             ANTIDILUTION PROVISIONS

         3.01 ADJUSTMENTS GENERALLY. The Exercise Price and the number of shares of Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Article III.

         3.02 COMMON STOCK REORGANIZATION. If the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then (a) the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of

Common Stock outstanding on such record date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (b) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares then outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.

         3.03 SPECIAL DIVIDENDS. If the Company shall issue or distribute to all or substantially all holders of shares of Common Stock evidences of indebtedness, any other securities of the Company, or any cash, property or other assets, and if such issuance or distribution does not constitute a cash dividend or distribution out of surplus or net profits legally available therefor, or a Common Stock Reorganization (any such nonexcluded event being herein called a "Special Dividend"), the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Special Dividend, to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Market Price per share of Common Stock on such record date less the then fair market value (as reasonably determined in good faith by the Board of Directors of the Company) of the evidences of indebtedness, securities or property or other assets issued or distributed in such Special Dividend with respect to one share of Common Stock, and the denominator of which shall be the Market Price per share of Common Stock on such record date.

         3.04 CAPITAL REORGANIZATIONS. If there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization or a change in par value) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety (any such event being called a "Capital Reorganization"), then effective upon the effective date of such Capital Reorganization, the Holder shall have the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including in cash) which the Holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised immediately prior to such Capital Reorganization. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to each Warrantholder an agreement as to the Warrantholders' rights in accordance with this Section 3.04, providing for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Article III. The provisions of this Section
3.04 shall similarly apply to successive Capital Reorganizations.

         3.05. CERTAIN OTHER EVENTS. If any event occurs as to which the foregoing provisions of this Article III are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company, fairly protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock subject to purchase upon exercise of this Warrant.

         3.06. ADJUSTMENT RULES. (a) Any adjustments pursuant to this Article III shall be made successively whenever an event referred to therein shall occur.

         (b) If the Company shall set a record date to determine the holders of shares of Common Stock for purposes of a Common Stock Reorganization or Capital Reorganization, and shall legally abandon such action prior to effecting such action, then no adjustment shall be made pursuant to this Article III in respect of such action.

         (c) All calculations under this Article III shall be made to the nearest cent or to the nearest one hundredth (1/100th) of a share, as the case may be. Notwithstanding any provision of this Article III to the contrary, no adjustment in the Exercise Price shall be made if the amount of such adjustment would be less than $0.05, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.05 or more.

         (d) In any case in which the provisions of this Article III shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount of cash in lieu of a fractional share of Common Stock pursuant to Section 1.03; provided that the Company upon request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's rights to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

         3.07 PROCEEDINGS PRIOR TO ANY ACTION REQUIRING ADJUSTMENT. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Article III, the Company shall take any action which may be necessary in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the holders of Warrants are entitled to receive upon exercise thereof.

         3.08 STATEMENT REGARDING ADJUSTMENT. Whenever the Exercise Price or the number of shares received upon exercise of the Warrants shall be adjusted as provided in Article III, the Company shall forthwith file, at the office of any transfer agent for the Warrants and at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Exercise Price and the number of shares received upon exercise of the Warrants that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of Warrants, at its address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 3.09. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

         3.09 NOTICE TO HOLDERS. In the event the Company shall propose to take any action of the type described in Article III (but only if the action of the type described in Article III would result in an adjustment in the Exercise Price or the number of shares received upon exercise of the Warrants), the Company shall give notice to each Warrantholder in the manner set forth in this
Section 3.09, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of the Warrants. In the case of any action which would require the fixing of a record date, such notice shall be given at least 5 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 10 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

                                   ARTICLE IV

                                   DEFINITIONS

         The following terms, as used in this Warrant, have the following respective meanings:

         "Act" means the Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

         "Capital  Reorganization"  shall have the  meaning set forth in Section
3.04 hereof.

         "Closing Price" on any day means (a) if the Common Stock is listed or admitted for trading on a national securities exchange, the reported last sales price or, if no such reported sale occurs on such day, the average of the closing bid and asked prices on such day, in each case on the principal national securities exchange on which the Common Stock is listed or admitted to trading,
(b) if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market on such day as reported by NASDAQ or any comparable system or, if not so reported, as reported by any New York Stock Exchange member firm selected by the Company for such purpose or (c) if no such quotations are available on such day, the fair market value of one share of Common Stock on such day as determined in good faith by the Board of Directors of the Company.

         "Common Stock" shall have the meaning set forth in the first paragraph of this Warrant, subject to adjustment pursuant to Article III.

         "Common  Stock  Reorganization"  shall  have the  meaning  set forth in
Section 3.02 hereof.

         "Company" shall have the meaning set forth in the first paragraph of this Warrant.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any similar or successor Federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

         "Exercise Price" means $2.50 per share of Common Stock, subject to adjustment pursuant to Article III hereof.

         "Holder" shall have the meaning set forth in the first paragraph of this Warrant and "Holders" shall include any and all successors and assigns of the initial Holder with respect to this Warrant.

         "Market Price" on any day means the average of the daily Closing Prices of a share of Common Stock for the 20 consecutive Trading Days ending on the most recent Trading Day for which a closing price is available and if the Common Stock is not then publicly traded Market Price shall be determined in good faith by the Board of Directors of the Company.

         "NASD" means The National Association of Securities Dealers, Inc.

         "NASDAQ" means The National Association of Securities Dealers, Inc. Automated Quotation System.

         "Registrable Securities" means 100% of the number of shares of the Company's Common Stock issuable upon exercise of this Warrant.

         "Trading Day" means (a) if the Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for business or (b) if the Common Stock is not so listed or admitted to trading, a day on which any New York Stock Exchange member firm is open for business.

         "Warrantholder" means a holder of a Warrant.

         "Warrant" and "Warrants" shall mean this warrant and any warrants into which this warrant may be divided in accordance with Section 2.01.

         "Warrant Common Stock" means the Common Stock issued upon the exercise of the Warrant.

                                    ARTICLE V

                     REDEMPTION AND CANCELLATION OF WARRANTS

         5.01 REDEMPTION OF WARRANTS. The Warrants are not redeemable by the Company and the Company has no rights to purchase or otherwise acquire the Warrants.

         5.02 CANCELLATION OF WARRANTS. The Company shall cancel any Warrant surrendered for transfer, exchange or exercise.

                                   ARTICLE VI

                               REGISTRATION RIGHTS

         6.01 REGISTRATION RIGHTS. If the Company files a registration statement to register any of its securities under the Act (other than a Form S-8, Form S-4 or comparable registration statement) prior to February 9, 1998, the Company shall:

         (a) promptly (but not less than ten days prior to the filing of any registration statement) give written notice thereof (which shall include a list of the jurisdictions, if any, in which the Company intends to register or qualify such securities under the applicable blue sky or other state securities laws) to each Holder and each holder of Warrant Common Stock. The notice shall offer to include in such filing the aggregate number of shares of Warrant Common Stock as each holder may request;

         (b) If a holder desires to have shares of Warrant Common Stock registered under this Section 6.01, such holder shall advise the Company in writing within five days after the date of receipt of such offer from the Company, setting forth the amount of such Warrant Common Stock for which registration is requested. The Company shall thereupon include in such filing the number of shares of Warrant Common Stock for which registration is so requested, subject to the following: in the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, the Company shall not be required to include any of the Warrant Common Stock in such underwriting unless the holder agrees to accept the offering on the same terms and conditions as the shares of common stock, if any, being sold through underwriters under such registration; provided, however, that (i) if the managing underwriter determines and advises the Company in writing that the inclusion of all Warrant Common Stock proposed to be included by the holders in the underwritten public offering and other issued and outstanding shares of Common Stock proposed to be included therein by persons other than the holders and the Company (the "Other Shares") would jeopardize the success of the Company's offering, then the Company shall be required to include in the offering (in addition to the number of shares to be sold by the Company) only that number of shares of Warrant Common Stock that the managing underwriter believes will not jeopardize the success of the Company's offering; and (ii) in each case all shares of common stock owned by the holders which are not included in the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed one hundred twenty calendar days, which the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering. In the event the Company chooses a registration form which limits the size of the offering either in terms of the number of shares or dollar amount, the Company shall not be required to include in the offering (in addition to the number of shares to be sold by the Company) shares of Warrant Common Stock which would exceed such limits.

         6.02 EXPENSES. The Company shall bear all of its expenses in connection with such registration, qualification and compliance under this Article VI, including, without limitation, all registration and filing fees, printing expenses and fees and disbursements of the Company's counsel and expenses of any audits incident to or required by any such registration, qualification and compliance, provided, that the Company shall not, in any event, be required to bear the cost of any Holder's counsel or commissions and compensation paid, and concessions and discounts allowed to, underwriters, dealers, brokers or others performing similar functions in connection with the sale and distribution of the Warrant Common Stock sold by any holders thereof.

         6.03 INDEMNIFICATION. (a) If Registrable Securities are included in a Registration Statement, the Company will indemnify each Holder and each holder of Warrant Common Stock against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any registration, qualification or compliance, and will reimburse each Holder and each holder of Warrant Common Stock for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by a Holder or a holder of Warrant Common Stock specifically for use therein.

         (b) Each party entitled to indemnification under this Section 6.03 (sometimes referred to as the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that unless such failure materially and adversely affects the rights or abilities of the Indemnifying Party to defend such action, the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying

Party of its obligations under this Section 6.03. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. If any such Indemnified Party shall have reasonably concluded that there may be one or more legal defenses available to such Indemnified Party which is different from or additional to those available to the Indemnifying Party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 6.03, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and such Indemnifying Party shall reimburse such Indemnified Party for that portion of the fees and expenses of one counsel retained by the Indemnified Party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 6.03.

         (c) If the indemnification provided for in this Section 6.03 shall for any reason be unenforceable by an indemnified party, although otherwise available in accordance with its terms, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses with respect to which such indemnified party has claimed indemnification, in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The Company and each Holder agree that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by any other method of allocation which does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         6.04 INFORMATION BY THE INVESTOR. Each Holder and each holder of Warrant Common Stock shall furnish in writing to the Company such information regarding such person and the distribution proposed by such person as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article VI.

         6.05 NOTIFICATION; CONTINUATION OF EFFECTIVENESS. In the case of a registration, qualification and compliance pursuant to this Article VI, the Company will keep all Holders and all holders of Warrant Common Stock promptly advised in writing as to the initiation of proceedings for such registration, qualification and compliance and as to the completion thereof, and will advise, upon request, of the progress of such proceedings. The Company will, at its expense, keep such registration, qualification and compliance effective, unless otherwise noted herein, for a period of twelve months, or for such longer period as may be required by the Act, by such action as may be necessary or appropriate to permit the sale or distribution of Warrant Common Stock not theretofore sold or distributed including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the registration current and further qualification under any applicable blue sky or other state securities law, all as requested by any Holder or holder of Warrant Common Stock with respect to which such registration is being effected.

         6.06 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted by the Company under this Article VI may be assigned by the Holder to a transferee or assignee of all or less than all the Registrable Securities, provided that such transfer may otherwise be effected in accordance with applicable securities laws and that the Company is given written notice, as provided in Article VI.

         6.07 PROSPECTUSES, ETC. The Company will, at its expense, furnish to each Holder or holder of Warrant Common Stock with respect to which registration has been effected, such number of prospectuses, offering circulars and other documents incident to such registration and related qualification or compliance as such holder from time to time may reasonably request.

         6.08 LISTING ON SECURITIES EXCHANGES, ETC. The Company will, at its expense, list on each national securities exchange, or NASDAQ, on which Common Stock is at the time listed, upon official notice of issuance upon the exercise of the Warrant, and maintain such listing of, all shares of Common Stock from time to time issuable upon the exercise of the Warrant, and when and if required by the Exchange Act will register thereunder all shares of Common Stock from time to time so issuable.

         6.09 UNDERWRITTEN  OFFERINGS.  In the event any registration under this
Article VI is underwritten and the managing underwriter determines that the inclusion of all Registrable Securities that are to be included would materially interfere with the successful completion thereof in the reasonable judgment of such managing underwriter, then the number of Registrable Securities to be included may be reduced at the discretion of such managing underwriter.


                                   ARTICLE VII

                                  MISCELLANEOUS

         7.01 NOTICES. All notices, requests and other communications provided for herein shall be in writing, and shall be deemed to have been made or given when delivered or mailed, first class, postage prepaid, or sent by telex or other telegraphic communications equipment. Such notices and communications shall be addressed:

                  (a)      if to the Company, to

                           425 Madison Avenue, Suite 605
                           New York, New York 10017
                           Attention: President; or

                  (b) if to the Holder, to its address as shown on the registry books maintained pursuant to Section 2.01; or in any of the foregoing cases at such other address as such Person may hereafter specify for such purpose by notice to the other Persons referred to above.

         7.02 WAIVERS; AMENDMENTS. No failure or delay of the Holder in exercising any right, power or privilege, hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof, or any abandonment or discontinuance of steps to enforce such a right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived if, but only if, such amendment, modification or waiver is in writing and is signed by the Company and a majority of the Holders; provided that no amendment, modification or waiver may change the exercise price of (including without limitation any adjustments or any provisions with respect to adjustments, the expiration of or the manner of exercising the Warrants) without the consent in writing of all of the Holders.

         7.03 GOVERNING LAW. This Warrant shall be construed in accordance with and governed by the laws of the State of New York.

         7.05 COVENANTS TO BIND SUCCESSOR AND ASSIGNS. All the covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether or not so expressed.

         7.06 SEVERABILITY. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired in such jurisdiction and shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

         7.07 HEADINGS. The headings used herein are for convenience of reference only and shall not be deemed to be a part of this Warrant.

         7.08 NO RIGHTS AS STOCKHOLDER. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company.

         7.09 PRONOUNS. The pronouns "it" and "its" herein shall be deemed to mean "he" or "his", as the context requires.

         IN WITNESS WHEREOF, The Great American BackRub Store, Inc. has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.



                                 THE GREAT AMERICAN BACKRUB STORE, INC.







                                 By:/s/ William Zanker
                                    -------------------------
                                    William Zanker, President





Attest:



/s/ Keith Dee
- ----------------
Keith Dee
Secretary